UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2012

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On January 10, 2012, Royal Gold, Inc. (“Royal Gold”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co.  The Underwriting Agreement relates to the issuance and sale by Royal Gold of 4,000,000 shares (the “Shares”) of its common stock, par value $0.01 per share to Goldman, Sachs & Co. in an underwritten at-the-market public offering.  Goldman, Sachs & Co. has agreed to purchase the Shares from us at a price of $67.10 per Share.  The offering of the Shares was made under Royal Gold’s shelf registration statement on Form S-3 (Registration No 333-178691), including a prospectus dated December 22, 2011, as supplemented by a prospectus supplement dated January 10, 2012 filed with the Securities and Exchange Commission on January 12, 2012.  The Shares are expected to be delivered to Goldman, Sachs & Co. on or about January 13, 2012.

The Underwriting Agreement contains customary representations, warranties and covenants by Royal Gold, conditions to closing and indemnification provisions.  The assertions embodied in the representations and warranties were made or will be made solely for the purpose of the Underwriting Agreement, which governs the contractual rights and relationships, and allocates risks, among the parties thereto, and may be subject to important qualifications and limitations agreed to by Royal Gold and Goldman, Sachs & Co. in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from that which may be viewed as material to stockholders. For the foregoing reasons, no person should rely on the representations and warranties made by the parties to the Underwriting Agreement as statements of factual information at the time they were made or otherwise.  This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

1.1                                 Underwriting Agreement, dated January 10, 2012, between Royal Gold, Inc. and Goldman, Sachs & Co.

5.1                                 Opinion of Hogan Lovells US LLP

23.1                           Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

	By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: January 12, 2012

Exhibit Index

Exhibit No.

1.1	Underwriting Agreement, dated January 10, 2012, between Royal Gold, Inc. and Goldman, Sachs & Co.

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)